Exhibit 99.1
AgileThought Reports Second Quarter 2023 Financial Results

Continued Progress Towards Long-Term Goals

Irving, Texas (August 11, 2023) — AgileThought, Inc. (“AgileThought” or the “Company”) (NASDAQ: AGIL), a global provider of digital transformation services, custom software development, and next generation technologies, today reported results for the second quarter ended June 30, 2023.

Second Quarter 2023 Highlights and Results:
•Revenue was $38.3 million, down 17.0% year over year from $46.2 million in Q2 2022 and down 8.4% sequentially from $41.8 million in Q1 2023, as the company continues to exit non-core revenues, and also witnessed some market volatility since mid-March.
•Gross margin of 32.1% decreased 266 bps year-over-year from 34.7% in Q2 2022, and decreased 363 bps sequentially from 35.7% in Q1 2023.
•Four new clients added during the quarter.

“I am proud of our second quarter achievements. While the market volatility and our ongoing efforts to exit non-core revenues has impacted our results this quarter, we feel confident about the future as we continue to build our pipeline and deliver top of the line services to our clients. We look forward enhancing relationships with new and current clients by staying at the forefront of transformational technologies and innovations.” commented AgileThought Chief Executive Officer Manuel Senderos.

AgileThought will not host an earnings conference call for the Second Quarter 2023 Financial Results.

About AgileThought, Inc.
AgileThought is a pure play leading provider of agile-first software at scale, end-to-end digital transformation and consulting services to Fortune 1000 customers with diversity across end-markets and industry verticals. For years, Fortune 1000 companies have trusted AgileThought to solve their digital challenges and optimize mission-critical systems to drive business value. AgileThought’s solution architects, developers, data scientists, engineers, transformation consultants, automation specialists, and other experts located across the United States and across Latin America deliver next-generation software solutions that accelerate the transition to digital platforms across business processes.
For more information, visit https://agilethought.com/.
Forward-Looking Statements
This press release includes financial guidance and other “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. AgileThought’s actual results may differ from the expectations, estimates, projections and other information included in these forward-looking statements, and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipates,” “intends,” “plans,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside AgileThought’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: AgileThought’s financial and business performance; AgileThought’s ability to repay and/or continue to service its indebtedness; AgileThought’s future capital requirements and sources and uses of cash; AgileThought’s ability to obtain funding for future operations; AgileThought’s business, expansion plans and opportunities; changes in our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans; AgileThought’s ability to develop, maintain and expand client relationships, including relationships with our largest clients; changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; AgileThought’s ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and our ability to grow and manage growth profitably; costs related to the business combination; AgileThought’s

Exhibit 99.1
ability to successfully identify and integrate any future acquisitions; AgileThought’s ability to attract and retain highly skilled information technology professionals; AgileThought’s ability to maintain favorable pricing, utilization rates and productivity levels for our information technology professionals and their services; AgileThought’s ability to innovate successfully and maintain our relationships with key vendors; AgileThought’s ability to provide our services without security breaches and comply with changing regulatory, legislative and industry standard developments regarding privacy and data security matters; AgileThought’s ability to operate effectively in multiple jurisdictions in Latin America and in the United States in the different business, market, financial, political, legal and regulatory conditions in the different markets; developments and projections relating to our competitors and industry; expectations regarding the time during which we will be an emerging growth company under the Jumpstart Our Business Startups Act of 2012, as amended; changes in applicable laws or regulations; the outcome of any known and unknown litigation or legal proceedings and regulatory proceedings involving us; AgileThought’s ability to maintain the listing of our securities; and other risks and uncertainties indicated in AgileThought’s filings with the SEC. There may be additional risks that could cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AgileThought’s expectations, plans or forecasts of future events and views only as of the date of this press release. AgileThought anticipates that subsequent events and developments will cause its assessments to change. However, while AgileThought may elect to update these forward-looking statements at some point in the future, AgileThought specifically disclaims any responsibility to do so.

Investor Contact
Mariana Franco
(888) 257-3001
investorrelations@agilethought.com

Exhibit 99.1

Key Business Metrics

We regularly monitor several financial and operating metrics to evaluate our business, measure our performance, identify trends affecting our business, formulate financial projections and make strategic decisions. Our key non-GAAP and business metrics may be calculated in a different manner than similarly titled metrics used by other companies. For a reconciliation of non-GAAP to GAAP measures refer to our Non-GAAP Measures section further below.

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Gross Profit Margin(1)	32.1%	34.7%	34.0%	33.8%
Loss from Operations (in thousands)	$(5,289)	$(237)	$(40,842)	$(10,292)
Adjusted Operating (Loss) Income (in thousands)	$(2,590)	$3,488	$(3,776)	$4,635
Net Loss (in thousands)	$(20,309)	$(3,502)	$(58,380)	$(9,800)
Adjusted Net (Loss) Income (in thousands)	$(6,419)	$1,932	$(10,581)	$1,495
Adjusted Diluted EPS	$(0.13)	$0.04	$(0.22)	$0.03
Number of large active clients (at or above $1.0 million of revenue in prior 12-month period) as of end of period (2)	33	32	33	32
Revenue concentration with top 10 clients as of end of period(3)	64.6%	60.6%	63.3%	61.0%
____________
(1)Calculated as net revenues for the period minus cost of revenue for the period, divided by net revenues.
(2)Defined as the number of active clients from whom we generated more than $1.0 million of revenue in the prior 12-month period. For comparability purposes, we include the clients of the acquired businesses that meet these criteria to properly evaluate total client spending evolution.
(3)Defined as the percent of our total revenue derived from our ten largest active clients.

AgileThought, Inc.
Unaudited Condensed Consolidated Statements of Operations

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands USD)	2023	2022	2023	2022
Net revenues	$38,325	$46,166	$80,169	$90,390
Cost of revenue	26,040	30,138	52,951	59,851
Gross profit	12,285	16,028	27,218	30,539

Operating expenses:
Selling, general and administrative expenses	14,834	12,244	30,883	25,550
Depreciation and amortization	1,881	1,737	3,744	3,491
Change in fair value of purchase price obligation	—	—	—	—
Change in fair value of embedded derivative	(3,306)	—	(4,685)	—
Change in fair value of warrant liability	(1,321)	478	(2,136)	956
(Gain) Loss on debt extinguishment	(101)	(950)	10,061	6,186
Equity-based compensation expense	989	2,019	2,536	2,537
Impairment charges	—	—	19,070	—
Restructuring expense	1,101	162	3,618	915
Other operating expenses, net	3,497	575	4,969	1,196
Total operating expense	17,574	16,265	68,060	40,831
Loss from operations	(5,289)	(237)	(40,842)	(10,292)

Interest expense, net	(15,710)	(2,779)	(19,927)	(6,092)
Other income (loss), net	1,120	(514)	2,838	6,807
Loss before income tax	(19,879)	(3,530)	(57,931)	(9,577)

Income tax expense	430	(28)	449	223
Net loss	(20,309)	(3,502)	(58,380)	(9,800)

Net (loss) income attributable to noncontrolling interests	(15)	43	(27)	92
Net loss attributable to the Company	$(20,294)	$(3,545)	$(58,353)	$(9,892)

Selected Balance Sheet Data

(in thousands USD)	June 30, 2023	December 31, 2022
Cash, cash equivalents and restricted cash	$4,024	$8,691
Total assets	186,593	215,239
Total debt, net of unamortized debt issuance cost, debt premiums and debt discounts	91,122	76,056
Total liabilities	157,359	135,369
Total stockholders' equity attributable to the Company	29,317	79,924

Selected Cash Flow Data

	Six Months Ended June 30,
(in thousands USD)	2023	2022
Net cash provided by (used in) operating activities	$269	$(8,495)
Net cash used in investing activities	(892)	(394)
Net cash (used in) provided by financing activities	(4,614)	11,538

Selected Segment Data

	Three Months Ended June 30,		Six Months Ended June 30,
Revenue by Geography (in thousands)	2023	2022	2023	2022
United States	$22,436	$29,287	$48,550	$58,285
Latin America	15,889	16,879	31,619	32,105
Total	$38,325	$46,166	$80,169	$90,390

	As of June 30,		As of December 31,
Employees by Geography	2023	2022	2022
United States	176	291	249
Latin America	2,010	2,317	2,255
Total	2,186	2,608	2,504
Non-GAAP Measures
To supplement our consolidated financial data presented on a basis consistent with U.S. GAAP, we present certain non-GAAP financial measures, including Adjusted Operating (Loss) Income, Adjusted Net (Loss) Income and Adjusted Diluted EPS. We have included the non-GAAP financial measures because they are financial measures used by our management to evaluate our core operating performance and trends, to make strategic decisions regarding the allocation of capital and new investments and are among the factors analyzed in making performance-based compensation decisions for key personnel. The measures exclude certain expenses that are required under U.S. GAAP. We exclude certain non-cash expenses and certain items that are not part of our core operations.
We believe these supplemental performance measurements are useful in evaluating operating performance, as they are similar to measures reported by our public industry peers and those regularly used by security analysts, investors and other interested parties in analyzing operating performance and prospects. The non-GAAP financial measures are not intended to be a substitute for any GAAP financial measures and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.
There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies. We compensate for these limitations by providing investors and other users of our financial information a reconciliation of our non-GAAP measures to the related GAAP financial measure. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view our non-GAAP measures in conjunction with GAAP financial measures.
We define and calculate our non-GAAP financial measures as follows:
•Adjusted Operating (Loss) Income: Loss from operations adjusted to exclude the change in fair value of embedded derivative, plus the change in fair value of warrant liability, plus equity-based compensation expense, plus impairment charges, plus restructuring expenses, plus (gain) loss on business dispositions, plus loss on debt extinguishment, plus intangible assets amortization, plus certain transaction costs and certain other operating expense, net.
•Adjusted Net (Loss) Income: Net loss adjusted to exclude the change in fair value of embedded derivative, plus the change in fair value of warrant liability, plus equity-based compensation expense, plus impairment charges, plus restructuring expenses, plus (gain) loss on business dispositions, plus foreign exchange loss (gain), plus loss (gain) on debt extinguishment and debt forgiveness, plus intangible assets amortization, plus certain transaction costs, plus paid in kind interest and amortization of debt issuance cost and certain other expense, net.
•Adjusted Diluted EPS: Adjusted Net loss, divided by the diluted weighted-average number of common shares outstanding for the period.
Reconciliation of Loss from Operations to Adjusted Operating (Loss) Income
The following table presents the reconciliation of our Adjusted Operating (Loss) Income to our Loss from operations, the most directly comparable GAAP measure, for the periods indicated:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands USD)	2023	2022	2023	2022
Loss from operations	$(5,289)	$(237)	$(40,842)	$(10,292)
Change in fair value of embedded derivative	(3,306)	—	(4,685)	—
Change in fair value of warrant liability	(1,321)	478	(2,136)	956
Equity-based compensation expense	989	2,019	2,536	2,537
Impairment charges	—	—	19,070	—
Restructuring expenses[1]	1,101	162	3,618	915
(Gain) Loss on debt extinguishment	(101)	(950)	10,061	6,186
Intangible assets amortization	1,840	1,620	3,633	3,228
Transaction costs	1,794	—	1,794	9
Other operating expense, net[2]	1,703	396	3,175	1,096
Adjusted Operating (Loss) Income	$(2,590)	$3,488	$(3,776)	$4,635
1 - Represents restructuring expenses associated with the ongoing reorganization of our business operations and realignment efforts.
2 - Represents professional service fees primarily comprised of legal fees advising with debt restructuring, tax consulting fees in connection with review advisory and corporate consolidation project assessments, as well as other miscellaneous non-operating/ non-recurring items.

Reconciliation of Net Loss to Adjusted Net (Loss) Income and Adjusted Dilutive EPS

The following table presents the reconciliation of our Adjusted Net (Loss) Income to our Net loss, the most directly comparable GAAP measure, for the periods indicated:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands USD, except shared data)	2023	2022	2023	2022
Net loss	$(20,309)	$(3,502)	$(58,380)	$(9,800)
Change in fair value of embedded derivative	(3,306)	—	(4,685)	—
Change in fair value of warrant liability	(1,321)	478	(2,136)	956
Equity-based compensation expense	989	2,019	2,536	2,537
Impairment charges	—	—	19,070	—
Restructuring expenses	1,101	162	3,618	915
Foreign exchange gain[1]	(1,481)	259	(3,210)	7
(Gain) Loss on debt extinguishment and debt forgiveness	(101)	(950)	10,061	(1,094)
Intangible assets amortization	1,840	1,620	3,633	3,228
Transaction costs	1,794	—	1,794	9
Paid in kind interests and amortization of debt issuance cost, premiums and discounts	12,311	1,203	13,571	3,177
Other expense, net[2]	2,064	643	3,547	1,560
Adjusted Net (Loss) Income	$(6,419)	$1,932	$(10,581)	$1,495
Number of shares used in Adjusted Diluted EPS	48,819,648	46,340,888	48,079,580	46,326,025
Adjusted Diluted EPS	$(0.13)	$0.04	$(0.22)	$0.03
1 - Represents foreign exchange loss (gain) due to foreign currency transactions
2 - Represents professional service fees primarily comprised of legal fees advising with debt restructuring, tax consulting fees in connection with review advisory and corporate consolidation project assessments, fines and penalties, as well as other miscellaneous non-operating/ non-recurring items.